Exhibit 32.3

Certification of Chief Accounting Officer

Pursuant to 18 U.S.C. Section 1350, as adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 (the “Report”) of MCG Capital Corporation (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Linda A. Nimmons, the Chief Accounting Officer of the Registrant, hereby certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350 that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ LINDA A. NIMMONS
Name:	Linda A. Nimmons
Title:	Chief Accounting Officer
Date:	August 4, 2009